Exhibit 99.1

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Safe Harbor 2 Certain matters set forth herein (including the exhibits hereto) constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, including forward-looking statements relating to the Company's current business plan and expectations regarding future operating results. These forward-looking statements are subject to risks and uncertainties that could cause actual results, performance or achievements to differ materially from those projected. These risks and uncertainties include, but are not limited to, local, regional, national and international economic conditions and events and the impact they may have on us and our customers; ability to attract deposits and other sources of liquidity; oversupply of inventory and continued deterioration in values of California real estate, both residential and commercial; a prolonged slowdown in construction activity; changes in the financial performance and/or condition of our borrowers; changes in the level of non-performing assets and charge-offs; the effect of changes in laws and regulations (including laws and regulations concerning taxes, banking, securities, executive compensation and insurance) with which we and our subsidiaries must comply; changes in estimates of future reserve requirements based upon the periodic review thereof under relevant regulatory and accounting requirements; inflation, interest rate, securities market and monetary fluctuations; political instability; acts of war or terrorism, or natural disasters, such as earthquakes, or the effects of pandemic flu; the timely development and acceptance of new banking products and services and perceived overall value of these products and services by users; changes in consumer spending, borrowing and savings habits; technological changes; the ability to increase market share and control expenses; changes in the competitive environment among financial and bank holding companies and other financial service providers; continued volatility in the credit and equity markets and its effect on the general economy; the effect of changes in accounting policies and practices, as may be adopted by the regulatory agencies, as well as the Public Company Accounting Oversight Board, the Financial Accounting Standards Board and other accounting standard setters; changes in our organization, management, compensation and benefit plans; the costs and effects of legal and regulatory developments including the resolution of legal proceedings or regulatory or other governmental inquiries and the results of regulatory examinations or reviews; our success at managing the risks involved in the foregoing items and other factors set forth in the Company's public reports including its Annual Report on Form 10-K for the year ended December 31, 2010, and particularly the discussion of risk factors within that document. The Company does not undertake, and specifically disclaims any obligation to update any forward-looking statements to reflect occurrences or unanticipated events or circumstances after the date of such statements except as required by law.

# Senior Leadership Team

| Name | Position | Banking Experience | CVB Service |
|---|---|---|---|
| Christopher D. Myers | President<br>Chief Executive Officer | 27 Years | 5 Years |
| Richard C. Thomas | Executive Vice President<br>Chief Financial Officer | 1 Year | New |
| James F. Dowd | Executive Vice President<br>Chief Credit Officer | 34 Years | 3 Years |
| David C. Harvey | Executive Vice President<br>Chief Operations Officer | 21 Years | 1 Year |
| David A. Brager | Executive Vice President<br>Sales Division | 23 Years | 8 Years |
| Chris A. Walters | Executive Vice President<br>CitizensTrust | 24 Years | 4 Years |
| Yamynn De Angelis | Executive Vice President<br>Chief Risk Officer | 32 Years | 24 Years |
| Elsa I. Zavala | Executive Vice President<br>Chief Information Officer | 31 Years | 18 Years |
| Larry Zivelonghi | Executive Vice President<br>Dairy & Livestock Industries Group | 31 Years | 18 Years |

Senior Leadership Team James E. Mead Senior Vice President 36 Years 18 Years Regional Manager - Inland Empire Mark C. Richardson Senior Vice President 22 Years 18 Years Real Estate Banking Group John H. Tait Senior Vice President 40 Years 10 Years Regional Manager - Central Valley Michael B. Mulcahy Senior Vice President 33 Years 3 Years Regional Manager - San Gabriel Valley Banking CVB Name Position Experience Service Timothy B. Noone Senior Vice President 28 Years 3 Years Specialty Banking Group Ted J. Dondanville Senior Vice President 29 Years 13 Years Commercial Banking David M. Krebs Senior Vice President 17 Years 8 Years Human Resources Nancy A. Sinclair Senior Vice President 42 Years 14 Years The Marketing Group John S. Wheeling Senior Vice President 16 Years 1 Year Regional Manager - Orange County Average : 27 Years 9 Years

| Name | Title |
|---|---|
| Rick Berger | SVP \| Burbank Manager |
| Steven Caseldine | SVP \|Corona Manager |
| Ken Clark | SVP \| Riverside Manager |
| David Didier | SVP \| Arcadia Manager |
| Greg Grande | SVP \| Pasadena Manager |
| Hector Gutierrez | SVP \| Deputy Chief Credit Officer |
| Mary Hernandez | SVP \| Escrow & Title Services |
| Duane Keene | SVP \| Covina Manager |
| Jeff Lankey | SVP \| Finance |
| Neal Newman | SVP \| Burbank Team Leader |
| Steve Sefton | SVP \| Inland Empire CBC Manager |
| John Stenz | SVP \| Chino Manager |
| William Zaleski | SVP \| Trust Services Manager |
| Robert Zeltner | SVP \| Katella Manager |

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# CVBF

## Financial Highlights 3/31/11

| | |
|---|---|
| ➢ Total Assets: | $6.5 Billion |
| ➢ Gross Loans: | $3.6 Billion |
| ➢ Total Deposits (Including Repos): | $5.1 Billion |
| ➢ Tang. Common Equity: | $591 Million |

## Operating Highlights

- Largest financial institution headquartered in the Inland Empire region of Southern California. Formed in 1974.
- Serves 41 cities with 43 business financial centers and 5 commercial banking centers throughout the Inland Empire, LA County, Orange County and the Central Valley of California
- Average Cost of Deposits = 0.25%
- Strong credit culture and underwriting integrity remain paramount at CVB

*Source: Q1 2011 earnings release & company filings. *non-covered loans*

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Who is CVB Financial? 8

Largest Banks Headquartered in California In millions *as of 12/31/10 Rank Name Asset Size (3/31/11) 1 Wells Fargo $1,244,666 2 Union Bank $80,190 3 Bank of the West $58,342 4 OneWest Bank* $27,153 5 First Republic Bank $23,576 6 City National Bank $21,636 7 East West Bank $21,147 8 SVB Financial $18,618 9 Cathay Bank $10,614 10 CVB Financial Corp $6,498 11 Pacific Capital Bank $5,943 12 Pacific Western Bank $5,471 13 Westamerica Bank $4,937 14 Farmers & Merchants of Long Beach $4,399

Bank Ratings 10 BauerFinancial ReportFive Star Rating (March 2011)Fitch RatingBBB (December 2010)

What are our Markets? 11

12 Existing Locations 43 Business Financial Centers5 Commercial Banking Centers Commercial Banking Centers Business Financial Centers

Deposits* Deposits* 13 *Includes Customer Repurchase Agreements Average Cost of Deposits 0.53% 0.27%

14 Source: Q1 2011 earnings release & other company filings, SNL Financial-peers represent select public CA , AZ, HI, NV, OR & WA banks with assets $2 - $25 billion Deposit Cost Comparison Cost of Deposits (%) (CHART)

Loans --as of 3/31/2011-- 15 *Prior to MTM discount *Prior to MTM discount

Source: Q1 2011 earnings release & company reports Loan Portfolio Composition* Total Loans by Type (CHART) Commercial RE Non- Owner Occupied 38.6% Consumer 1.6% SFR Mortgage 6.3% Municipal Lease Finance Receivables 3.8% Auto & Equipment 0.5% Dairy , Livestock & Agribusiness 10.0% Commercial & Industrial 14.0% Construction RE 3.4% Commercial RE Owner Occupied 21.8% *Non-covered loans

Non-Performing Assets Non-Performing Assets 17 (000's)

Loan Loss Allowance Non-Covered 18 (CHART) (000's)

Superior Credit Quality 19 Texas Ratio NPA's/Loans & OREO (CHART) (CHART) Source: Q1 2011earnings release & other company filings, SNL Financial-peers represent select public CA , AZ, HI, NV, OR & WA banks with assets $2 - $25 billion .

Profits 20

Net Income 21 (CHART) (000's) Net Income After Taxes

Earnings Earnings 22 (000's)

Net Interest Margin Net Interest Margin *Normalized excludes accelerated accretion on covered loans Normalized*

Peer Profitability Metrics Return on Average Assets Return on Average Tangible Equity Net Interest Margin (CHART) (CHART) (CHART) Source: Q1 2011 earnings release & other company filings, SNL Financial-peers represent select public CA , AZ, HI, NV, OR & WA banks with assets $2 - $25 billion.

Capital 25

Capital Ratios 26 26

(CHART) 27 Source: Q1 2011 earnings release & other company filings, SNL Financial-peers represent select public CA , AZ, HI, NV, OR & WA banks with assets $2 - $25 billion Peer Capital Metrics Tier 1 Capital Ratio Total Risk - Based Capital Ratio Tangible Common Equity/Tangible Assets (CHART) (CHART)

Securities/Investments 28

Securities Portfolio* --$2.0 Billion-- (CHART) Source: Q1 2011 earnings release. As of 3/31/2011 securities held-to-maturity were valued at approximately $3.0 million . Yield on securities represents the fully taxable equivalent *Securities Available For Sale Government Agency & Government Sponsored Entities4.3% Mortgage Backed Securities44.2% Collateralized Mortgage Obligations20.8% Municipal Bonds30.7% Yield on securities portfolio: 3.72%

Investment Portfolio: $2.0 Billion --Mark to Market-- (Pretax) (CHART) (000's)

CVBF Assets *Includes overnight funds held at the Federal Reserve, due from Correspondent Banks, other short-term money market accounts or certificates of deposit 3/31/11$6.5 Billion (CHART) 12/31/06$6.1 Billion Securities Fed Balance* Goodwill & Intangibles Other Loans 6.9%

CVBF Liabilities 32 12/31/06$5.7 Billion 3/31/11$5.8 Billion (CHART) TOTAL DEPOSITS* Jr. Subordinated Debentures BORROWINGS Other Liabilities (CHART) Jr. Subordinated Debentures BORROWINGS TOTAL DEPOSITS* Other Liabilities *Includes Customer Repurchase Agreements

2010/2011 Year in Review 33

$10.38Shareholders Meeting05/18/10 CVBF Stock Price 34 (CHART) $8.00--Press Release--SEC Investigation08/10/10 $8.10--Press Release --Sale of 6 NotesFormer Largest Borrower03/28/11 $9.30--Press Release --First Quarter Earnings04/21/11 $9.1605/17/11

SEC Investigation Announcement of an SEC Subpoena in August of 2010CVBF is fully cooperating with the SEC CVBF has no insight into the timing or duration of the investigation at this time 35

Lawsuits: Shareholder and Derivative Outcome is unknownWe are vigorously defendingOur belief: no merit to these claims 36

Sold six of seven notes to an unrelated third party on March 25, 2011.The six notes sold for $41 million (bank carrying value of $42.9 million and a legal principal balance of $78.1 million)--Terms of Sale--$36 million in cash$5 million in the form of a note secured by a first trust deed lien on an 80,000 +/- square foot office building in Ontario, CA. Matures in March 2016 and bears a market interest rateThe sale resulted in a charge-off of $1.9 millionThe seventh, note with a bank carrying value of $2.3 million (legal principal of $2.7 million) was not sold. 37 Former Largest Borrowing Relationship

Earnings Earnings 38 (000's)

Profitability 135+ Consecutive Quarters of Profitability! 39

Dividend Payments 86 Consecutive Dividends! 40

-- 2011 & Beyond -- Our Growth Strategy 41

Our Mission "The mission of CVB Financial Corp. is to achieve superior performance and rank in the top 10% of all financial institutions in the nation in return on equity and return on assets. This will be achieved by delivering the finest in financial products and services through relationship banking commitments with businesses and professionals in the Inland Empire, Los Angeles County, Orange County and the Central Valley areas of California. It will be supported by an unqualified commitment to our five core values." 42

5 Core Values Financial StrengthSuperior PeopleCustomer FocusCost Effective OperationHaving Fun 43

Our Vision Citizens Business Bank will strive to become the dominant financial services company operating throughout the state of California, servicing the comprehensive financial needs of successful small to medium sized businesses and their owners. 44

Target Customer 45 The best privately-held and/or family- owned businesses throughout California Annual revenues of $1-200 million Top 25% in their respective industry Full relationship banking Build 20-year relationships

Three Areas of Growth 46 (CHART) Acquisitions --Banks-- --Trust--

Acquisition Strategy FDIC-assisted & 'regular' Mergers & AcquisitionsTarget size: $300 million to $3 billion in assetsFinancial & StrategicIn-market and/or adjacent geographic market (California only) 47 --Banks-- --Trust/Investment-- Target size: $300 million to $1.5 billion in Assets Under ManagementIn California

2011 Strategy: Four Key Objectives 48

2011 Strategy: Four Key Objectives Quality Loan GrowthNon-Interest Bearing Deposit GrowthNon-Interest Income GrowthExpense Control 49

Total Loans* 50 50 (000's) *Total Loans net of SJB purchase discount

Non-Interest Bearing Deposits Non-Interest Bearing Deposits (000's)

Non-Interest Income 52 (CHART) (000's)

Expenses 53 (000's) 2009 2010 Q1 2011Annualized Salaries and Employee Benefits $62,985 $69,419 $70,640 Promotion & Entertainment $6,528 $6,084 $5,302 Supplies $2,989 $3,314 $3,043 Software & Communication $3,840 $6,682 $5,059 Professional Services $6,965 $13,308 $14,438 OREO Expense $1,211 $7,490 $4,421 TOTAL: $84,518 $106,297 $102,903

Our Strategic Focus 54 Strong Capital position Strong, disciplined credit underwriting/credit culture Drive low-cost, sustainable deposits Multiple forms of growth (don't depend on one) Same Store Sales DeNovo Acquisitions Cross-sell: capture the whole wallet Build new Fee Income opportunities Long-term outlook

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